Subsequent Events (Narrative) (Details) - Glencore [Member] - Events after reporting period [Member] $ / shares in Units, $ in Millions	1 Months Ended
Feb. 14, 2022 USD ($) $ / shares
Disclosure of non-adjusting events after reporting period [line items]
Unsecured convertible debentures issued	$ 40.0
Description for maturity date of debentures	The debentures are due on the earlier of March 31, 2023 or upon $100 million of Project financing.
Project financing threshold amount	$ 100.0
Effective interest rate	4.00%
Conversion price | $ / shares	$ 2.57
Percentage of facilitation fee	5.00%
Amount used to repay promissory note and related accrued interest	$ 17.8
First tranche [Member]
Disclosure of non-adjusting events after reporting period [line items]
Unsecured convertible debentures issued	$ 26.0